UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 20, 2014

Lands’ End, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-09769	36-2512786
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Lands’ End Lane Dodgeville, Wisconsin	53595
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (608) 935-9341

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2014, Josephine Linden and Tracy Gardner were appointed as directors of Lands’ End, Inc. (the “Company”). Mses. Linden and Gardner will each serve on the Audit Committee of the Board of Directors of the Company and will hold office until the next annual meeting of stockholders of the Company, or until their respective successors are duly elected and qualified. There is no arrangement or understanding between either of Mses. Linden and Gardner and any other person pursuant to which they were selected as directors. In addition, there are no transactions in which either of Mses. Linden or Ms. Gardner has an interest that are required to be disclosed under Item 404(a) of Regulation S-K. Mses. Linden and Gardner will be compensated for their service on the Board of Directors of the Company in the same manner as the Company’s other non-employee directors. For a description of the Company’s director compensation program, see “Compensation of Directors” in the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on December 6, 2013, as amended (the “Form 10”).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 17, 2014, the Company filed an amended and restated certificate of incorporation (the “Amended Certificate”) with the Secretary of State of the State of Delaware in connection with the approval by the Board of Directors of the Company of the spin-off of the Company from Sears Holdings Corporation as described in the Form 10. The Board of Directors of the Company and the Company’s sole stockholder had previously approved the adoption of the Amended Certificate, which became effective upon its filing with the Secretary of State of the State of Delaware.

The Amended Certificate amends and restates in its entirety the Company’s certificate of incorporation, as amended and restated, and among other things (i) authorizes 480,000,000 shares of common stock; (ii) eliminates all references to the previously existing series of preferred stock; (iii) reclassifies and converts all outstanding shares of common stock of the Company into a total of 31,956,521 shares of common stock, par value $0.01 per share and (iv) permits the Board of Directors of the Company to make, alter and repeal the bylaws of the Company.

The foregoing description of the Amended Certificate is qualified in its entirety by reference to the full text of the Amended Certificate, which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Certificate of Incorporation of Lands’ End, Inc.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2014

LANDS’ END, INC.

By:	/s/ Karl A. Dahlen
	Name:	Karl A. Dahlen
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

3.1	Amended and Restated Certificate of Incorporation of Lands’ End, Inc.